UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest reported event): November 18, 2009

Commission File No. 0-26634

LECROY CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	13-2507777
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

700 Chestnut Ridge Road

Chestnut Ridge, New York 10977

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (845) 425-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the 2009 Annual Meeting of Stockholders held on November 18, 2009, the stockholders of LeCroy Corporation (the “Company”) approved amendments to the LeCroy Corporation Amended and Restated 1995 Employee Stock Purchase Plan (the “Plan”).

The Plan is intended to encourage ownership of Stock by employees of the Company and any Related Corporations and to provide an additional incentive for the employees to promote the success of the business of the Company and any Related Corporations. It is intended that the Plan qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Internal Revenue Code.

By approving the amendments to the Plan, the stockholders approved an extension of the termination date of the Plan to November 30, 2015 and an increase by 800,000 shares the number of shares of Common Stock reserved for issuance under the Plan.

A copy of the LeCroy Corporation Amended and Restated 1995 Employee Stock Purchase Plan is being filed as Exhibit 10.1 to this Form 8-K.

Item 8.01	Other Events

Submission of Matters to a Vote of Security Holders

The Company’s 2009 annual meeting of stockholders was held on November 18, 2009. At the meeting, our stockholders approved two proposals presented pursuant to the vote totals indicated below:

Proposal 1

Election of Directors

Nominees	For	Withheld
William G. Scheerer	10,062,410	1,115,017
Allyn C. Woodward, Jr.	10,061,819	1,115,608

Proposal 2

To approve amendments to the Company’s Amended and Restated 1995 Employee Stock Purchase Plan to extend the termination date of the plan to November 30, 2015 and to increase by 800,000 shares the number of shares of Common Stock reserved for issuance under the plan.

For	Against	Abstain*	Broker Non-Votes*
8,108,940	250,303	12,000	2,806,184

*	Shares that reflect abstentions or “broker non-votes” are counted for purposes of determining whether a quorum is present for the transaction of business at the annual meeting, but are not counted as votes on any proposals presented at the annual meeting.

As of the close of business on September 23, 2009, the record date, we had outstanding 12,498,110 shares of Common Stock, $0.01 par value. Proxies representing 11,177,427 shares or approximately 89% of the eligible voting shares were tabulated. For information regarding the vote required for the approval of the matters voted on at the annual meeting, please see the Company’s 2009 Proxy Statement.

Item 9.01	Financial Statements and Other Exhibits

Exhibit No.	Description
10.1	LeCroy Corporation Amended and Restated 1995 Employee Stock Purchase Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LECROY CORPORATION

By:	/s/ SEAN O’CONNOR
Name:	Sean O’Connor
Title:	Vice President of Finance, Chief Financial Officer, Secretary and Treasurer

Dated: November 19, 2009

EXHIBIT INDEX

Exhibit No.	Description
10.1	LeCroy Corporation Amended and Restated 1995 Employee Stock Purchase Plan